UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2024 (November 12, 2024)

RECURSION PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40323	46-4099738
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
41 S Rio Grande Street
Salt Lake City, UT 84101
(Address of principal executive offices) (Zip code)

(385) 269 - 0203
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.00001 per share	RXRX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On August 8, 2024, Recursion Pharmaceuticals, Inc. (“Recursion”), entered into a transaction agreement with Exscientia plc, a public limited company incorporated under the laws of England and Wales with registered number 13483814 (“Exscientia”), pursuant to which, subject to the terms and conditions set forth therein, including the requisite approval of Recursion’s stockholders and Exscientia’s shareholders, respectively, Recursion will acquire the entire issued and to be issued share capital of Exscientia pursuant to a scheme of arrangement under Part 26 of the United Kingdom Companies Act 2006 (the “Transaction”).

In connection with the Transaction, Recursion held a special meeting of stockholders at 3:00pm Mountain Time on November 12, 2024 (the “Special Meeting”).

As of the close of business on October 2, 2024, the record date for the Special Meeting (the “Record Date”), there were 279,019,222 shares of Recursion Class A Common Stock outstanding and entitled to vote, with each share entitled to one vote on each matter submitted for a vote at the Special Meeting, and 7,058,575 shares of Recursion Class B Common Stock outstanding and entitled to vote, with each share entitled to ten votes on each matter submitted for a vote at the Special Meeting, representing 349,604,972 votes in the aggregate.

The results of the Special Meeting indicate that Recursion Class A Common Stock and Recursion Class B Common Stock representing 253,515,948 votes in the aggregate were present in person or represented by proxy, which indicate that a quorum was constituted to conduct business at the Special Meeting.

The following are the voting results of the proposal considered and voted on at the Special Meeting as provided in the final certified report from the Inspector of Election. For more information on this proposal, see the definitive joint proxy statement filed by Recursion and Exscientia with the U.S. Securities and Exchange Commission on October 10, 2024 (the “Joint Proxy Statement”).
Proposal 1: To approve the issuance of shares of Class A Common Stock of Recursion in connection with the Transaction for purposes of complying with the applicable provisions of the Nasdaq Listing Rules.

Proposal 1 was approved.

Votes For	% Votes For	Votes Withheld	% Votes Withheld	Abstentions	Broker Non-Votes
250,943,702	99.77	568,667	0.23	2,003,579	0

Proposal 2 described in the Joint Proxy Statement (relating to the adjournment of the Special Meeting, if necessary or appropriate) was deemed not necessary and was not presented at the Special Meeting as a result of the approval of Proposal 1.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on November 13, 2024.

RECURSION PHARMACEUTICALS, INC.

By:	/s/ Michael Secora
Michael Secora
Chief Financial Officer